Exhibit 10.14

                               AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE, made and entered into this 7th day of January 2003
                                                         ---        ------------
by  and  between  The  Estate of Arthur G. Grandlich, d.b.a. McKellips Corporate
                  --------------------------------------------------------------
Square,  Betsy  A. Grandlich Co-Personal Representative, Bank One Trust Company,
--------------------------------------------------------------------------------
Co-Personal  Representative,  hereinafter  referred  to  as "Lessor", and YP.Net
---------------------------                                               ------
Inc., a Nevada Corporation (formerly known as Renaissance International Group, a
--------------------------------------------------------------------------------
Nevada  Corporation),  hereinafter  referred  to  as  "Lessee".
--------------------

                                  WITNESSETH:

     WHEREAS,  Lessor  leased certain premises in the McKellips Corporate Square
                                                      --------------------------
building,  4840  East  Jasmine  Street  in the City of Mesa, County of Maricopa,
           ---------------------------                 ----            --------
State of Arizona, to Lessee, pursuant to that certain lease dated the 1st day of
         -------                                                      ---
June,  1998;  said  Lease  and  amendment(s)  thereto  hereinafter  collectively
----   ----
referred to as the "Lease", the premises being more particularly described therein; and

     WHEREAS, Lessor and Lessee therefore wish to extend said Lease;

     NOW THEREFORE, in consideration of these present and the agreement of each other, Lessor and Lessee agree that the said Lease shall be and is hereby amended as of the 7th day of January 2003:
                  ---        ------------

     1. The term of the Lease and Landlord's consent shall be extended 36 months with an amended expiration date of the 30th day of June 2006.
                                                          ----        ---- ----

     2. Base Rent for the Leased Premises shall be payable in monthly installments of;

               July 2003 thru June 2006 @ $9,727.76 + CAM + Rental Tax / Month

     3.   All  other terms and conditions of the Lease dated the 1st day of June
                                                                 ---        ----
          1998  shall  remain  the  same  and  are  confirmed  and  approved.
          ----

     IN WITNESS WHEREOF, the Parties hereto have executed this instrument by proper persons thereunto duly authorized.


LESSOR:                                    LESSEE:

The Estate of Arthur G. Grandlich          YP.Net Inc., a Nevada Corporation
d.b.a. McKellips Corporate Square          4840  E. Jasmine Street, Suite 105
201 W. Apache Trail                        Mesa,  Arizona  85205
Apache Junction, Arizona  85220

BY:  /s/  Betsy A. Grandlich               BY:  [not readable]
   ------------------------------             ----------------------------------
   Betsy A. Grandlich
   Co-Personal Representative

Date:   1-14-03                            Date:  1/13/03
     ----------------------------               --------------------------------


Bank One Trust Company

BY:
   ------------------------------
   Co-Personal  Representative

Date:  1-15-03
     ----------------------------